UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 14, 2008

Cigma Metals Corporation
(Exact name of registrant as specified in its charter)

Florida	0-27355	98-0203244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 10, 1st Floor, Zug, Switzerland	6300
(Address of principal executive offices)	Zip Code)

Registrant’s Telephone Number, including the area code:	(+61) 8 9240-2836

(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17CFR 240.13e-4(c))

CIGMA METALS COPROPATION

Item 5.02	Departure of directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2008 Mr. Agustin Gomez de Segura, a Director of the Company, was appointed President and Chief Executive Officer of the Company and Mr. Lars Pearl resigned as President, Chief Executive Officer and a Director of the Company to pursue other business interests.

Item 9.01	Financial Statements and Exhibits

(a)           Financial statements:
None

(b)           Pro forma financial statements:
None

(c)           Shell company transactions:
None

(d)           Exhibits:

99.1	Cigma Metals Corporation news release dated July 14, 2008 and disseminated through the facilities of recognized newswire services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGMA METALS CORPORATION

Date: July 14, 2008	by:	/s/ Agustin Gomez de Segura
Agustin Gomez de Segura
President, CEO and Director

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Cigma Metals Corporation news release dated July 14, 2008 and disseminated through the facilities of recognized newswire services.

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